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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated February 16, 1999, included in the Company's previously filed Registration Statements (No. 33-66831) on Form S-8.


                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 1999